SUPPLEMENT TO THE PROSPECTUSES AND
                   STATEMENTS OF ADDITIONAL INFORMATION (SAI)
                                       OF
                            EVERGREEN BALANCED FUNDS


I. Evergreen Asset Allocation Fund, Evergreen Balanced Fund and Evergreen Foundation Fund (the "Funds")

     The prospectuses of each of the Funds are hereby supplemented as follows. The following section has been added under "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU":

      Short-Term Trading Policy
      Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund's shares.

      To limit the negative effects on the Funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

      The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds' ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds do not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds' trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them.


II.      Evergreen Balanced Fund and Evergreen Foundation Fund (the "Funds")

         The section of the prospectus entitled "INVESTMENT STRATEGY" for the Funds is revised to include the following:

      The Fund typically invests in debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. Securities issued by FNMA or FHLMC, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the securities issued by them are neither guaranteed nor insured by the United States government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the United States Treasury.

III.     Evergreen Asset Allocation Fund (the "Fund")

         The first full paragraph under the section entitled "INVESTMENT STRATEGY" in each prospectus of the Fund is restated in its entirety as follows:

The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by GMO. The Fund invests in GMO-managed mutual funds that invest in U.S. and foreign equity and debt securities ("underlying funds"). The Fund will typically be nearly fully exposed to equity and fixed income securities through investment in the underlying funds. The underlying funds primarily consist of GMO International Equity Funds, GMO Fixed Income Funds and GMO U.S. Equity Funds, all offered through separate prospectuses. For more information regarding the underlying funds, see "Description of Underlying Funds" at the back of this prospectus.

         The following Fund has been added to the list of underlying funds on the "Overview of Fund Risks" page of each prospectus of the Fund as follows:

      U.S. Equity Funds
      U.S. Core Fund                Growth Fund
      U.S. Quality Equity Fund      Real Estate Fund
      Value Fund                    Small Cap Value Fund
      Intrinsic Value Fund          Small Cap Growth Fund

         In conjunction with the above, the following disclosure has been added under the section entitled "DESCRIPTIONS OF UNDERLYING FUNDS" of each prospectus of the Fund:

    ----------------------------------- ---------------------------------- ---------------------------------
    U.S. EQUITY FUND                    Investment Goal/Strategy           Benchmark
    ----------------------------------- ---------------------------------- ---------------------------------
    ----------------------------------- ---------------------------------- ---------------------------------
    GMO U.S. Quality Equity Fund        Seeks high total return            S&P 500
                                        typically by investing in stocks
                                        of U.S. issuers.  The Manager
                                        selects stocks using proprietary
                                        quality models and uses these
                                        models to evaluate an issuer's
                                        quality score based on several
                                        factors, including, but not
                                        limited to, expected earnings
                                        volatility, profits and
                                        operational and financial
                                        leverage.  The Manager also uses
                                        proprietary research and
                                        multiple quantitative models to
                                        seek out stocks it considers to
                                        be undervalued as well as stocks
                                        whose fundamentals it believes
                                        are improving.
    ----------------------------------- ---------------------------------- ---------------------------------

         In addition, the following disclosure has been added under " UNDERLYING FUNDS" in each SAI of the Fund:


U.S. EQUITY FUNDS

GMO U.S. Quality Equity Fund

Investment Objective: U.S. Quality Equity Fund ("Quality Fund") seeks high total return. Quality Fund's current benchmark is the S&P 500 Index.

Investment Universe: Quality Fund typically invests in stocks of U.S. issuers. Under normal circumstances, Quality Fund will invest at least 80% of its assets in investments tied economically to the U.S. Quality Fund may also use derivatives.

Principal Investments: Quality Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Quality Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to: (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The types of factors used by the Manager as part of its proprietary quality models may change over time. The Manager also uses proprietary research and multiple quantitative models to seek out stocks it considers to be undervalued as well as stocks whose fundamentals it believes are improving.

Risks: The most significant risk of an investment in Quality Fund is Stock Market Risk, as described under "Overview of Fund Risks" in the Fund's prospectus.




February 27, 2004                                                  568856 (2/04)